UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 22, 2011

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	1-33128 (Commission File Number)	98-0503315 (IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota  55305

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD

T. Michael Miller, President and Chief Executive Officer of OneBeacon Insurance Group, Ltd. (the “Company”), Paul H. McDonough, Senior Vice President and Chief Financial Officer of the Company, Dennis A. Crosby, Executive Vice President-Specialty Lines, and Paul F. Romano, Executive Vice President-Specialty Lines, will participate in the Company’s Investor Meeting on June 22, 2011.  Slides to be presented at the Investor Meeting are furnished herewith as Exhibit 99.1.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 99.1                                    OneBeacon Insurance Group, Ltd. Slides for Investor Meeting dated June 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date:	June 22, 2011

		By:	/s/ Jane E. Freedman
Jane E. Freedman
Secretary